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                                                                      Exhibit 24

                               POWER OF ATTORNEY

    We, the undersigned Directors and Officers of UtiliCorp United Inc., do hereby name, constitute and appoint Richard C. Green, Jr. or Dale J. Wolf, our agent and attorney-in-fact, for each of us and in our respective behalves as Directors and/or as Officers of UtiliCorp United Inc., to sign and execute a Registration Statement on Form S-3, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of not more than $700,000,000 of Debt and/or Common Stock Securities of UtiliCorp United Inc. to be issued in one or more public offerings.

    Executed this 4th day of November, 1998.

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          /s/ RICHARD C. GREEN, JR.                         /s/ AVIS G. TUCKER
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            Richard C. Green, Jr.                             Avis G. Tucker

         /s/ IRVINE O. HOCKADAY, JR.                    /s/ ROBERT F. JACKSON, JR.
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           Irvine O. Hockaday, Jr.                        Robert F. Jackson, Jr.

              /s/ JOHN R. BAKER
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                John R. Baker                                 L. Patton Kline

               /s/ HERMAN CAIN                           /s/ STANLEY O. IKENBERRY
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                 Herman Cain                               Stanley O. Ikenberry

              /s/ ROBERT GREEN                               /s/ DALE J. WOLF
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                Robert Green                                   Dale J. Wolf

             /s/ JAMES S. BROOK
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               James S. Brook
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